Exhibit 3.1
CERTIFICATE OF INCORPORATION OF
TRANSTECHNOLOGY CORPORATION
* * * * *
     THE UNDERSIGNED, for the purpose of incorporating and organizing a corporation under and pursuant to the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:
     FIRST: The name of the corporation is TransTechnology Corporation (the “Corporation”).
     SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company, 1209 Orange Street in the City of Wilmington, State of Delaware 19801.
     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware.
     FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 10,000,000, consisting of 9,700,000 shares of Common Stock, par value $0.01 per share, and 300,000 shares of Preferred stock, par value $1.00 per share (the “Preferred Stock”). The Preferred Stock may be divided into such number of series as the Board of Directors may determine. Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred stock as Preferred Stock of any series and, in connection with the creation of each such series, to fix by the resolution or resolutions providing for the issue of shares thereof, the number of shares of such series, and the designations, powers, preferences, and rights, and the qualifications, limitations, and restrictions, of such series, to the full extent now or hereafter permitted by the General Corporation Law of the State of Delaware.
     FIFTH: The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors, consisting of not less than five nor more than fifteen directors, the exact number of directors to be fixed in the bylaws.
     SIXTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation and for the further definition of the powers of the Corporation and of its directors and stockholders:
     a) The directors shall have the concurrent power with the stockholders to adopt, amend or repeal the bylaws of the Corporation.
     b) Elections of directors need not be by written ballot unless the bylaws of the Corporation so provide.

     c) The Corporation shall indemnify its directors and officers and may indemnify any other employees or agents, in each case, to the full extent permitted by law of the State of Delaware. No amendment or repeal of this paragraph shall affect the obligations of the Corporation to indemnify any director or officer of the Corporation with respect to, arising out of or related to any event that occurred prior to such amendment or repeal.
     d) The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against any such liability under the provisions of the General Corporation Law of the State of Delaware, as amended from time to time.
     e) To the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.
     f) Special meetings of the stockholders of the Corporation for any purpose may be called at any time by the Board of Directors, the Chairman of the Board of Directors, the President or the secretary.
     g) Meetings of stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such places as may be designated, from time to time by the Board of Directors or in the bylaws of the Corporation.
     SEVENTH: The Corporation reserves the right to amend this Certificate of Incorporation in any manner permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, and all rights and powers conferred upon stockholders, directors, officers, employees and agents herein are granted subject to this reservation
     EIGHTH: The name and address of the incorporator is Richards Abrams, c/o Richards, Layton & Finger, One Rodney Square, P.O. Box 551, Wilmington, DE 19899.
     IN WITNESS WHEREOF, I, the undersigned, being the sole Incorporator herein named, do hereby further certify that the facts hereinabove stated are truly set forth and, accordingly, I have hereunto set my hand and seal as of the 1st day of July, 1986.

[SEAL]

CERTIFICATE OF MERGER
OF
TRANSTECHNOLOGY CORPORATION
(a California Corporation)
INTO
TRANSTECHNOLOGY CORPORATION
(a Delaware Corporation)
(UNDER SECTION 252 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE)
     TRANSTECHNOLOGY CORPORATION, a Delaware corporation, hereby certifies that:
     1. The name and state of incorporation of each of the constituent corporations are:
     (a) TransTechnology Corporation; and TransTechnology Corporation, a California corporation; and
     (b) TransTechnology Corporation, a Delaware corporation.
     2. An Agreement of Merger has been duly approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the provisions of Subsection (c) of Section 252 of the General Corporation Law of the State of Delaware.
     3. The name of the surviving corporation is TransTechnology Corporation.
     4. The surviving corporation is a corporation of the State of Delaware.
     5. The certificate of Incorporation of TransTechnology Corporation, a Delaware corporation, shall be the Certificate of Incorporation of the surviving corporation.
     6. The executed Agreement of Merger is on file and available at the principal place of business of TransTechnology Corporation at 15303 Ventura Boulevard, 12th Floor, Sherman Oaks, California 91403.
     7. A copy of the Agreement of Merger will be furnished by TransTechnology Corporation, on request and without cost, to any stockholder of either of the constituent corporations.
     8. The authorized capital stock of TransTechnology Corporation, a California corporation, is 20,000,000 shares, of capital stock, consisting of 15,000,000 shares of Common Stock, par value $0.50 per share, and 5,000,000 shares of Preferred Stock.
     9. The authorized capital stock of TransTechnology Corporation, a Delaware corporation, is 10,000,000 of capital stock, consisting of 9,700,000 of Common Stock, par value $0.01 per share, and 300,000 shares of Preferred Stock.
     IN WITNESS WHEREOF, TransTechnology Corporation has caused this Certificate of Merger to be signed by Dan McBride, its President, and attested by Jeffrey A. Norton, its Secretary, on the 1st day of December, 1986.

TRANSTECHNOLOGY CORPORATION
By:	/s/ Dan McBride
President

Attest:	/s/ Jeffrey A. Norton
Secretary

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
LUNDY COMPUTER GRAPHICS, INC.
INTO
TRANSTECHNOLOGY CORPORATION
(Pursuant to section 253 of the
General Corporation Law of Delaware)
     TransTechnology Corporation, a Delaware corporation (the “Corporation”), does hereby certify:
     FIRST: That the corporation is incorporated pursuant to the General Corporation Law of the state of Delaware.
     SECOND: That the Corporation owns all of the outstanding shares of each class of the capital stock of Computer Graphics, Inc, a California corporation.
     THIRD: That the corporation, by the following resolutions of its Board of Directors, duly adopted on the 10th day of March, 1988, determined to merge into itself Lundy Computer Graphics, Inc. on conditions set forth in such resolutions:
     RESOLVED, that TransTechnology Corporation merge into itself its subsidiary, Lundy Computer Graphics, Inc. and assume all of said subsidiary’s liabilities and obligations;
     FURTHER RESOLVED, That the President and the Secretary of this Corporation be, and they hereby are, directed to make, execute and acknowledge a certificate of ownership and merger setting forth a copy of the resolution to merge said Lundy Computer Graphics, Inc. into this Corporation and to assume said subsidiary’s liabilities and obligations and the date of adoption thereof and to file the same in the office of the Secretary of state of Delaware and a certified copy thereof in the Office of the Recorder of Deeds of New Castle County.
               IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed and this certificate to be signed by Dan McBride, its President, and Jeffrey A. Norton, its Secretary, this 14th day of March 1988.

TRANSTECHNOLOGY CORPORATION
By:	/s/ Dan McBride
President

Attest:	/s/ Jeffrey A. Norton
Secretary

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
LUNDY CUSTOMER SERVICE, INC.
INTO
TRANSTECHNOLOGY CORPORATION
(Pursuant to section 253 of the General corporation Law of Delaware)
     TransTechnology Corporation, a Delaware corporation (the “Corporation”) does hereby certify:
     FIRST: That the corporation is incorporated pursuant to the General corporation Law of the state of Delaware.
     SECOND: That the Corporation owns all of the outstanding shares of each class of the capital stock of Lundy Customer Service, Inc., a California corporation.
     THIRD: That the Corporation, by the following resolutions of its Board of Directors, duly adopted on the 10th day of March 1988, determined to merge into itself Lundy Customer Service, Inc. on conditions set forth in such resolutions:
     RESOLVED, that TransTechnology Corporation merge into itself its subsidiary, Lundy Customer Service, Inc. and assume all of said subsidiary’s liabilities and obligations.
     FURTHER RESOLVED, That the President and the Secretary of this Corporation be, and they hereby are, directed to make, execute and acknowledge a certificate of ownership and merger setting forth a copy of the resolution to merge said Lundy customer Service, Inc. into this corporation and to assume said subsidiary’s liabilities and obligations and the date of adoption thereof and to file the same in the office of the Secretary of State of Delaware and a certified copy thereof in the Office of the Recorder of Deeds of New Castle County.
     IN WITNESS WHEREOF, the corporation has caused its corporate seal to be affixed and this certificate to be signed by

TRANSTECHNOLOGY CORPORATION
By:	/s/ Dan McBride
President

Attest:	/s/ Jeffrey A. Norton
Secretary

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
LUNDY BANK AUTOMATION SYSTEMS, INC. INTO
TRANSTECHNOLOGY CORPORATION
(Pursuant to Section 253 of the General corporation Law of Delaware)
     TransTechnology Corporation, a Delaware corporation (the “Corporation”), does hereby certify:
     FIRST: That the Corporation is incorporated pursuant to the General corporation Law of the State of Delaware.
     SECOND: That the Corporation owns all of the outstanding shares of each class of the capital stock of Lundy Bank Automation systems, Inc., a California corporation.
     THIRD: That the Corporation, by the following resolutions of its Board of Directors, duly adopted on the 10th day of March, 1988, determined to merge into itself Lundy Bank Automation Systems, Inc. on conditions set forth in such resolutions:
     RESOLVED, that TransTechnology Corporation merge into itself its subsidiary, Lundy Bank Automation Systems, Inc. and assume all of said subsidiary’s liabilities and obligations;
     FURTHER RESOLVED, That the President and the Secretary of this Corporation be, and they hereby are, directed to make, execute and acknowledge a certificate of ownership and merger setting forth a copy of the resolution to merge said Lundy Bank Automation Systems, Inc. into this Corporation and to assume said subsidiary’s liabilities and obligations and the date of adoption thereof and to file the same in the office of the Secretary of state of Delaware and a certified copy thereof in the Office of the Recorder of Deeds of New Castle County.
               IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed and this certificate to be signed by Dan McBride, its President, and Jeffrey A. Norton, its secretary, this 14th day of March, 1988.

TRANSTECHNOLOGY CORPORATION
By:	/s/ Dan McBride
President

Attest:	/s/ Jeffrey A. Norton
Secretary

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
LUNDY-SIDEREAL CORPORATION
INTO
TRANSTECHNOLOGY CORPORATION
(Pursuant to section 253 of the General corporation Law of Delaware)
     TransTechnology Corporation, a Delaware corporation (the “Corporation”), does hereby certify:
     FIRST: That the Corporation is incorporated pursuant to the General Corporation Law of the State of Delaware.
     SECOND: That the Corporation owns all of the outstanding shares of each class of the capital stock of Lundy-Sidereal Corporation, a California corporation.
     THIRD: That the corporation, by the following resolutions of its Board of Directors, duly adopted on the 10th day of March, 1988, determined to merge into itself Lundy-Sidereal Corporation on conditions set forth in such resolutions:
     RESOLVED, that TransTechnology corporation merge into itself its subsidiary, Lundy-Sidereal Corporation and assume all of said subsidiary’s liabilities and obligations;
     FURTHER RESOLVED, That the President and the Secretary of this Corporation be, and they hereby are, directed to make, execute and acknowledge a certificate of ownership and merger setting forth a copy of the resolution to merge said Lundy-Sidereal corporation into this Corporation and to assume said subsidiary’s liabilities and obligations and the date of adoption thereof and to file the same in the office of the Secretary of state of Delaware and a certified copy thereof in the Office of the Recorder of Deeds of New Castle County.
               IN WITNESS WHEREOF, the corporation has caused its corporate seal to be affixed and this certificate to be signed by Dan McBride, its President, and Jeffrey A. Norton, its Secretary, this 14th day of March, 1988.

TRANSTECHNOLOGY CORPORATION
By:	/s/ Dan McBride
President

Attest:	/s/ Jeffrey A. Norton
Secretary

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
LUNDY TECHNICAL CENTER, INC.
INTO
TRANSTECHNOLOGY CORPORATION
(Pursuant to Section 253 of the General corporation Law of Delaware)
     TransTechnology Corporation, a Delaware corporation (the “Corporation”), does hereby certify:
     FIRST: That the Corporation is incorporated pursuant to the General Corporation Law of the state of Delaware.
     SECOND: That the corporation owns all of, the outstanding shares of each class of the capital stock of Lundy Technical Center, Inc., a California corporation.
     THIRD: That the corporation, by the following resolutions of its Board of Directors, duly adopted on the 10th day of March, 1988, determined to merge into itself Lundy
     RESOLVED, that TransTechnology Corporation merge into itself its subsidiary, Lundy Technical Center, Inc. and assume all of said subsidiary’s liabilities and obligations; Technical Center, Inc. on conditions set forth in such resolutions:
     FURTHER RESOLVED, That the President and the Secretary of this Corporation be, and they hereby are, directed to make, execute and acknowledge a certificate of ownership and merger setting forth a copy of the resolution to merge said Lundy Technical Center, Inc. into this Corporation and to assume said subsidiary’s liabilities and obligations and the date of adoption thereof and to file the same in the office of the Secretary of State of Delaware and a certified copy thereof in the Office of the Recorder of Deeds of New Castle County.
               IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed and this certificate to be signed by Dan McBride, its President, and Jeffrey A. Norton, its Secretary, this /5/ft day of March, 1988.

TRANSTECHNOLOGY CORPORATION
By:	/s/ Dan McBride
President

Attest:	/s/ Jeffrey A. Norton
Secretary

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
     TransTechnology Corporation, a corporation organized and existing under and by virtue of the General corporation Law of the state of Delaware,
     DOES HEREBY CERTIFY:
     FIRST: That at a meeting of the Board of Directors of TransTechnology Corporation, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling for consideration thereof by stockholders at the Annual Meeting of stockholders. The resolution setting forth the proposed amendment is as follows:
RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the first sentence of Article Fourth thereof so that, amended, the first sentence of said Article shall be and read as follows:
The total number of shares of stock which the Corporation shall have authority to issue is 15,000,000, consisting of 14,700,000 shares of Common Stock, par value $0.01 per share, and 300,000 shares of Preferred stock, par value $1.00 per share (the “Preferred Stock”).
     SECOND: That thereafter, pursuant to resolution of its of Directors, the Annual Meeting of the stockholders of said corporation was duly called and held, upon notice in accordance Section 222 of the General Corporation law of the State of Delaware, at which meeting the necessary number of shares as required by statute was voted in favor of the amendment.
     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
     IN WITNESS WHEREOF, TransTechnology Corporation has caused this certificate to be signed by Jeffrey A. Norton, its Vice President and Secretary, and Valentina Doss, its Assistant Secretary, this 19th day of September 1988.

By:	/s/ Jeffrey A. Norton,
Jeffrey A. Norton, Vice President and
Secretary

Attest:	/s/ Valentina Doss
Assistant Secretary

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
LUNDY ELECTRONICS & SYSTEMS, INC.
INTO
TRANSTECHNOLOGY CORPORATION
(Pursuant to section 253 of the General Corporation Law of Delaware)
     TransTechnology Corporation, a Delaware corporation (the “Corporation”) does hereby certify:
     FIRST: That the Corporation is incorporated pursuant to the General Corporation Law of the state of Delaware.
     SECOND: That the Corporation owns all of the outstanding shares of each class of the capital stock of Lundy Electronics & Systems, Inc., a New York corporation.
     THIRD: That the Corporation, by the following resolutions of its Board of Directors, duly adopted as of the 28th day of February, 1989, determined to merge into itself Lundy Electronics & Systems, Inc. on conditions set forth in such resolutions:
     RESOLVED, that TransTechnology Corporation merge into itself its wholly-owned subsidiary, Lundy Electronics & Systems, Inc. (originally incorporated under the name E.A. Lundy, Inc.), and assume all of said subsidiary’s liabilities and obligations, effective March 31,1989;
     FURTHER RESOLVED, that the President and the Secretary of this Corporation be, and they hereby are, directed to make, execute and acknowledge a certificate of ownership and merger setting forth a copy of the resolution to merge said Lundy Electronics & systems, Inc. into this Corporation and to assume said subsidiary’s liabilities and obligations and the date of adoption thereto and to file the same in the office of the Secretary of state of Delaware and a certified copy thereof in the Office of the Recorder of Deeds of New Castle County;
     FURTHER RESOLVED, that the President and Secretary of this Corporation be, and they hereby are, directed to make and execute a certificate of merger in accordance with section 907 of the New York Business Corporation Law, and to file the same in the Office of the Secretary of state of New York.
               IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed and this certificate to be signed by Dan McBride, its President, and Jeffrey A. Norton, its Secretary, this 8th day of March 1989.

TRANSTECHNOLOGY CORPORATION
By:	/s/ Dan McBride
President

Attest:	/s/ Jeffrey A. Norton
Secretary

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
FEDERAL LABORATORIES, INC
INTO
TRANSTECHNOLOGY CORPORATION
(Pursuant to Section 253 of the General Corporation Law of Delaware)
     TransTechnology Corporation, a Delaware corporation (the “Corporation”), does hereby certify:
     FIRST: That the Corporation is incorporated pursuant to the General corporation Law of the state of Delaware.
     SECOND: That the Corporation owns all of the outstanding shares of each class of the capital stock of Federal Laboratories, Inc., a Delaware corporation.
     THIRD: That the corporation, by the following resolutions of its Board of Directors, duly adopted as of the 28th day of February, 1989, determined to merge, into itself Federal Laboratories, Inc. on conditions set forth in such resolutions:
     RESOLVED, that TransTechnology corporation merge, into itself its wholly-owned subsidiary, Federal Laboratories, Inc., and assume all of said subsidiary’s liabilities and obligations, effective March 31, 1989;
     FURTHER RESOLVED, that the President and the Secretary of this Corporation be, and they hereby are, directed to make, execute and acknowledge a certificate of ownership and merger Betting forth a copy of the resolution to merge said Federal Laboratories, Inc. into this corporation and to assume said subsidiary’s liabilities and obligations and the date of adoption thereto and to file the same in the office of the Secretary of state of Delaware and a certified copy thereof in the office of the Recorder of Deeds of New Castle County.
               IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed and this certificate to be signed by Dan McBride, its President, and Jeffrey A. Norton, its Secretary, this 8th day of March 1989.

TRANSTECHNOLOGY CORPORATION
By:	/s/ Dan McBride
President

Attest:	/s/ Jeffrey A. Norton
Secretary

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
FLIGHT CONNECTOR CORP.
INTO
TRANSTECHNOLOGY CORPORATION
(Pursuant to Section 253 of the General Corporation Law of Delaware)
     TransTechnology Corporation, a Delaware corporation (the “Corporation”), does hereby certify:
     FIRST: That the Corporation is incorporated pursuant to the General Corporation Law of the state of Delaware.
     SECOND: That the Corporation owns all of the outstanding shares of each class of the capital stock of Flight Connector Corp., a California corporation.
     THIRD: That the Corporation, by the following resolutions of its Board of Directors, duly adopted as of the 28th day of February, 1989, determined to merge into itself Flight Connector Corp., on conditions set forth in such resolutions:
     RESOLVED, that TransTechnology Corporation merge into itself its wholly-owned subsidiary, Flight Connector Corp., and assume all of said subsidiary’s liabilities and obligations, effective April I, 1989;
     FURTHER RESOLVED, that the President and the Secretary of this Corporation be, and they hereby are, directed to make, execute and acknowledge a certificate of ownership and merger setting forth a copy of the resolution to merge said Flight Connector Corp. into this Corporation and to assume said subsidiary’s liabilities and obligations and the date of adoption thereof and to file the same in the office of the secretary of state of Delaware and a certified copy thereof in the Office of the Recorder of Deeds of New Castle County and in the Office of the Secretary of state of California.
               IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed and this certificate to be signed, by Dan McBride, its President, and Jeffrey A. Norton, its Secretary, this 8th day of March 1989.

TRANSTECHNOLOGY CORPORATION
By:	/s/ Dan McBride
President

Attest:	/s/ Jeffrey A. Norton
Secretary

CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
SIDEREAL CORPORATION
INTO
TRANSTECHNOLOGY CORPORATION
(Pursuant to Section 253 of the General Corporation Law of Delaware)
     TransTechnology Corporation, a Delaware corporation (the “Corporation”), does hereby certify:
     FIRST: That the Corporation is incorporated pursuant to the General Corporation Law of the state of Delaware.
     SECOND: That the Corporation owns all of the outstanding shares of each class of the capital stock of Sidereal Corporation, an Oregon corporation.
     THIRD: That the Corporation, by the following resolutions of its Board of Directors, duly adopted as of the 28th day of February, 1989, determined to merge into itself Sidereal Corporation, on conditions set forth in such resolutions:
     RESOLVED, that TransTechnology Corporation merge into itself its wholly-owned subsidiary, Sidereal Corporation, and assume all of said subsidiary’s liabilities and obligations, effective April I, 1989;
     FURTHER RESOLVED, that the President and the Secretary of this Corporation be, and they hereby are, directed to make, execute and acknowledge a certificate of ownership and merger setting forth a copy of the resolution to merge said Sidereal Corporation into this Corporation and to assume said subsidiary’s liabilities and obligations and the date of adoption thereof and to file the same in the office of the Secretary of state of Delaware and a certified copy thereof in the Office of the Recorder of. Deeds of New Castle County;
FURTHER RESOLVED, that the President and the Secretary of the Corporation be, and they hereby are, directed to make and execute articles of merger in accordance with the laws of the state of Oregon and to file the same in the Office of the Secretary of state of Oregon.
               IN WITNESS WHEREOF I the Corporation has caused its corporate seal to be affixed and this certificate to be signed by Dan McBride, its President, and Jeffrey A. Norton, its Secretary, this 8th day of March 1989.

TRANSTECHNOLOGY CORPORATION
By:	/s/ Dan McBride
President

Attest:	/s/ Jeffrey A. Norton
Secretary

CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE
AND OF REGISTERED AGENT
It is hereby certified that:
1.	The name of the corporation (hereinafter called the “corporation”) is
TransTechnology Corporation.
2.	The registered office of the corporation within the State of Delaware is hereby changed to 32 Loockerman Square, suite L-100, City of Dover 19901, County of Kent.

3.	The registered agent of the corporation within the State of Delaware is hereby changed to The Prentice-Hall Corporation System, Inc., the business office of which is identical with the registered office of the corporation as hereby changed.

4.	The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.
Signed on June 27, 1991.

/s/ Jeffrey A. Norton
Jeffrey A. Norton, Vice-President

Attest:

/s/ Valentina Doss
Valentina Doss, Assistant Secretary